Supplement dated October 17, 2006 to
          The Penn Street Fund, Inc. Prospectus dated March 1, 2006 and
            Statement of Additional Information dated March 1, 2006,
                       as supplemented September 15, 2006

This Supplement updates certain information contained in The Penn Street Fund, Inc. Prospectus and Statement of Additional Information. You should keep this Supplement with your Prospectus and Statement of Additional Information for future reference. Additional copies of the Prospectus and Statement of Additional Information may be obtained free of charge by calling toll free 1-866-207-5175.

Acquisition of Penn Street Advisors Sector Rotational Portfolio

The Board of Directors of The Penn Street Fund, Inc., a Maryland corporation (the "Penn Street Fund"), has approved the acquisition of the Penn Street Advisors Sector Rotational Portfolio series of Penn Street (the "Fund") by the MFS Sector Rotational Fund (the "MFS Fund"), a newly created series of MFS Series Trust XII, a Massachusetts business trust. The MFS Fund has an investment objective and investment strategies that are similar to those of the Fund.

The acquisition will require the approval of shareholders of the Fund. Accordingly, the Board has authorized Penn Street Fund management to schedule a meeting of shareholders of the Fund and to send a proxy statement to shareholders of record seeking their vote in connection with the shareholder meeting. The shareholder meeting is currently expected to be held in late December and Fund shareholders will receive proxy materials discussing the acquisition in greater detail.

If Fund shareholders approve the acquisition and the acquisition is completed, Fund shareholders will become shareholders of the MFS Fund. Following the proposed acquisition, Massachusetts Financial Services Company ("MFS") will serve as the investment adviser to the MFS Fund, and Valley Forge Capital Advisors, Inc., the Fund's current sub-adviser, will continue to provide day-to-day portfolio management as the sub-adviser of the MFS Fund. Fund shareholders will not incur sales charges in connection with the receipt of the MFS Fund shares. The acquisition is intended to be tax-free for federal income tax purposes, and no expenses of the acquisition will be borne by shareholders of the Fund.

Until the acquisition is completed, Fund shareholders will continue to be able to purchase and/or redeem shares. Redemption or purchase requests received after the acquisition is complete will be treated as requests received by MFS Fund for the purchase of MFS Fund shares or redemption of the MFS Fund shares received by the shareholder in the acquisition.